UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report                                            May 13, 2003



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                  000-24971            95-4079863
  (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)           File Number)       Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.                 Description of Document
     99.1           Press release dated May 13, 2003.



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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONTANGO OIL & GAS COMPANY



Date:  May 13, 2003         By:   /s/  KENNETH R. PEAK
                                  --------------------------------------------
                                  Kenneth R. Peak
                                  President and Chief Executive Officer



Date:  May 13, 2003         By:   /s/  LESIA BAUTINA
                                  --------------------------------------------
                                   Lesia Bautina
                                   Controller
                                  (Principal Accounting Officer)


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